Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): December 17, 2004




                        Commission File Number:   333-57780



                             INTERCARE DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

































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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant

Pursuant to Item 304 of Regulation S-K, the Company makes the following representation:

(i)  On  December  17,  2004  the  registrant  appointed  Madsen and  Associates
CPA's Inc, as the Company's independent accountant for the fiscal year ended December 31, 2003 and 2004 respectively. Subsequent to this development, the accounting firm of Andrew M. Smith, CPA, was dismissed as a Certifying Accountant for the Registrant for the fiscal year ended December 31, 2003 and 2004 respectively.

(ii) None of the prior certifying accountant's reports on the Company's financial statements for the past two years contained an adverse opinion, a qualification of an opinion, or was modified as to the uncertainty, audit scope or accounting principles.

(iii) The appointment of Madsen and Associates, CPA's Inc. was recommended by the board of directors, and is subject to a vote by the Company's shareholders during the next shareholders meeting to be held during the first quarter of 2005.

(iv) During the Company's most recent fiscal year and subsequent interim period up to the date of the change in certifying accountant, there were no disagreements with the accounting firm of Andrew M. Smith, CPA, on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of the accounting firm of Andrew M. Smith, CPA, would have caused the accounting firm of Andrew M. Smith, CPA to make a reference to the subject matter of the disagreement(s) in connection with his report.

(v)  Effective  December  17,  2004,   the  Company  has  appointed  Madsen  and
Associates CPA's Inc, with offices at 684 East Vine Street Suite 3 Murray, UT 84107, as certifying accountant for the company and its' predecessor

(vi) The Company did not consult with Madsen and Associates CPA's Inc with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements prior to his engagement.

(vii) The Company has requested that the accounting firm of Andrew M. Smith, CPA review the disclosure in this report and that it has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

ITEM  5.  Other  Materially  Important  Events              Not Applicable

ITEM  6.  Resignation  of  Registrant's  Directors              Not  Applicable

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
          (None)
     (b)  EXHIBITS.
          (None)

ITEM  8:  Change in Fiscal year                                 Not  Applicable

ITEM  9:  Regulation FD Disclosure                              Not  Applicable

EXHIBIT ITEM.     DESCRIPTION
------------     -------------
Exhibit  99.1  -  Acknowledgement letter to Commissioner from the Accounting firm of Andrew  M. Smith, CPA
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     InterCare Dx,  Inc.
                                          (Registrant)



Date:  December 17, 2004              By:/s/  Anthony C. Dike
                                      -------------------------
                                          Anthony C. Dike
                                         (Chairman and CEO)






























































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                                    EXHIBIT 99.1

Acknowledgement letter to Commissioner from the Accounting firm of Andrew M. Smith, CPA


Mr. Andrew M. Smith,  CPA
3711 Long Beach Blvd, Suite 809,
Long Beach, California 90807

December  20  2004

Securities  and  Exchange  Commission
450  5th  Street,  N.W.
Washington,  D.C.  20549



Gentlemen:


I have been furnished with a copy of the response to Item 4 of Form 8-K dated December 17, 2004 for the event that occurred on December 17, 2004 as filed by our former client, InterCare DX, Inc. I agree with the statements contained in paragraphs (i), (ii), (iv) and (vii) made in response to that Item insofar as they relate to our firm.


Very  truly  yours,

/s/  Andrew M Smith
-------------------------------
Andrew M. Smith, CPA







































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